UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

UNUM GROUP

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices) (Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2013, in connection with the Company’s transition to defined contribution retirement plans across the enterprise, the Human Capital Committee of the Board of Directors of Unum Group (the “Company”) approved a non-qualified defined contribution plan that will replace the Company’s current non-qualified defined benefit plan effective January 1, 2014. Under the new plan, the Company will contribute 4.5 percent of employee earnings in excess of the annual compensation limit established by the Internal Revenue Service for qualified retirement plans to a retirement account to be managed by the employee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group (Registrant)

Date: June 18, 2013	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Assistant Vice President, Senior Counsel and Assistant Secretary